UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2023 (October 11, 2023)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 11, 2023, Acadia Healthcare Company, Inc. (“Acadia” or “the Company”) and its subsidiary Youth and Family Centered Services of New Mexico (“Desert Hills”), in connection with Acadia and Desert Hills’ previously disclosed civil litigation in New Mexico State District Court (the “District Court”), Inman v. Garcia, et al, Case No. D-117-CV-2019-00136 (the “Inman Litigation”) (in which a jury previously awarded compensatory and punitive damages), filed an unopposed motion to stay the District Court’s requirement of posting a bond and execution of its judgment on Acadia, Desert Hills or Family Works, a not-for-profit treatment foster care program to which Desert Hills provided management services.

The parties have made substantial progress following mediation on October 6, 2023 and October 7, 2023 in an effort to reach a settlement agreement to resolve the Inman Litigation – as well as the two other related cases – Rael v. Garcia, et al, Case No. D-117-CV-2019-00135 and Endicott-Quinones v. Garcia, et al, Case No. D-117-CV-2019-00137 (together with the Inman Litigation, the “Cases”). As such, given the substantial progress made to date towards reaching a settlement regarding the Cases, the Company believes this unopposed motion delaying the bond posting is necessary and appropriate to allow for settlement discussions and efforts to finalize a written agreement regarding the Cases to continue unimpeded. In the motion, Acadia and Desert Hills agreed to provide the District Court with a status update of these ongoing negotiations within 14 days from entry of the proposed order.

Cautionary Statements Regarding Forward-Looking Statements

The foregoing discussion of the Cases and the settlement discussions related thereto contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current beliefs and expectations and are subject to substantial risks and uncertainties, both known and unknown, that could cause the Company’s future results, performance or achievements to differ significantly from that expressed or implied by such forward-looking statements. You can identify these forward-looking statements by the use of words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the Company undertakes no obligation to publicly update forward-looking statements. Investors should read the important risk factors described in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2023	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Bryan Farley
Brian Farley
Executive Vice President, General Counsel and Corporate Secretary